SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------



         Date of Report (Date of earliest event reported): July 3, 2001


                                   TCPI, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


   Florida                        0-25406                      65-0308922
   -------                        --------                     ----------
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

                    3333 S.W. 15th Street
                   Pompano Beach, Florida                            33069
                   -----------------------                           -----
           (Address of principal executive offices)                (Zip code)


        Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership

         Pursuant to Chapter 11 of the United States Bankruptcy Code, the Registrant filed a voluntary bankruptcy petition in the United States Bankruptcy Court, Southern District of Florida, Fort Lauderdale Division, Case No. 01-24937-BKC-RBR, on the 3rd day of July, 2001.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 10, 2001                            TCPI, Inc.
                                                  By

                                                  /s/ Walter V. Usinowicz, Jr.
                                                  --------------------------
                                                  Walter V. Usinowicz, Jr.
                                                  Vice President
                                                  Chief Financial Officer